                                                                    Exhibit 31.2

I, James Weber,  Chief Financial Officer of FalconStor  Software,  Inc., certify that:

     1.     I have  reviewed  this  quarterly  report on Form 10-Q of FalconStor
            Software, Inc.;

     2.     Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this quarterly report;

     3.     Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material respects the financial  condition,  results of  operations  and cash flows of the  registrant  as of, and for,  the periods  presented in this report;

     4.     The registrant's  other certifying officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
            registrant and we have:

            a)   designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and  procedures to be designed under our supervision,  to ensure that material  information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

            b)   evaluated  the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report  our conclusions about the effectiveness of the disclosure  controls and  procedures,  as of the end of the  period  covered by this report based on such evaluation; and

            c)   disclosed  in  this  report  any  change  in  the  registrant's internal control over financial  reporting that occurred during the registrant's  most recent fiscal quarter (the  registrant's fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is reasonably  likely to affect,  the registrant's internal control over financial reporting; and

     5.     The  registrant's  other  certifying  officer and I have  disclosed, based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors  and the audit committee of registrant's  board of directors (or persons performing the equivalent function):

            a)   all  significant  deficiencies  and material  weaknesses in the
                 design  or  operation  of  internal   control  over   financial
                 reporting which are reasonably likely to affect the registrants ability to record, process, summarize and report financial data and information; and

            b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

      Date: May 10, 2004                  /s/  James Weber
                                          ----------------
                                          James Weber
                                          Chief Financial Officer